Consolidated Statements Of Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Revenue	$ 135	$ 100
Loss on impairment of inventory	1,134	125
Gross margin	(1,102)	(100)
Research and development expenses	2,875	4,344
Selling, general and administrative expenses	10,427	14,061
Restructuring expenses	690
Total operating expenses	13,992	18,405
Interest and other income	2	26
Interest and other expense	(116)	(69)
Change in fair value of contingent payment obligation	(5,661)	(711)
Total interest and other	(5,775)	(754)
Net loss before income tax	(20,869)	(19,259)
Income tax expense
Net loss	(20,869)	(19,259)
Other comprehensive income, net of tax
Comprehensive loss	$ (20,869)	$ (19,259)
Basic and diluted net loss per common share	$ (0.85)	$ (1.09)
Weighted average common shares outstanding	24,429	17,688
Licensing [Member]
Revenue
Cost of sales
Product [Member]
Revenue	135	100
Cost of sales	$ 103	$ 75